                                                                   Exhibit 10.10


                                                            AMENDED AND RESTATED
                                                   REGISTRATION RIGHTS AGREEMENT
                                                  dated March 1, 2002, among THE
                                                 PROVIDENCE SERVICE CORPORATION,
                                                     a Delaware corporation (the
                                               "Corporation"), and the INVESTORS
                                                            (as herein defined).

         The Investors own or have the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Corporation. The Corporation and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the Common Stock.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Investors hereby agree as follows:

          Section 1. Definitions. As used in this Agreement, the following terms
                     -----------
shall have the following meanings:

         "Camelot Stockholders" shall have the meaning ascribed to such term in the Stockholders' Agreement.

         "Class A Common Stock" means the Class A Common Stock, $.001 par value per share, of the Corporation.

         "Class B Common Stock" means the Class B Common Stock, $.00l par value per share, of the Corporation.

         "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Common Stock" means collectively, the Class A Common Stock and the Class B Common Stock.

         "Eos I" means Eos Partners SBIC, L.P.

         "Eos II" means Eos Partners SBIC II, L.P.

         "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Heller Warrant Purchase Agreements" means the Warrant Purchase Agreements, dated as of July 26, 2000 and as of the date hereof, by and between the Corporation and Heller

Financial Leasing, Inc., as amended.

         "Investors" means, collectively, the Persons set forth on Schedule I and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as an Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

         "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         "Petra/Harbinger Stockholders" shall have the meaning ascribed to such term in the Stockholders' Agreement.

         "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

         "Registrable Shares" means Restricted Shares that constitute Common Stock.

         "Restricted Shares" means shares of Common Stock held or issuable upon the conversion of shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D. Preferred, or any other options, warrants or other rights to purchase any Common Stock held by the Investors. As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations, or (iii) they shall have ceased to be outstanding. For greater certainty, the Corporation shall not be required to effect any registration of any shares of preferred stock, any warrants, options or other rights to purchase Common Stock or any promissory notes or other indebtedness and Investors holding shares of Series E Preferred Stock (or warrants therefor) shall not have any rights under this Agreement with regard to such shares of Series E Preferred Stock (or warrants therefor).

         "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

         "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

          "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Securities Purchase Agreements" means the Securities Purchase Agreements dated November 26, 1997, October 14, 1998, and December 6, 1999, respectively, among the Corporation, Eos I and Eos II.

         "Series A Preferred" means the Series A Convertible Preferred Stock, $.001 par value per share, of the Corporation, issued to Eos I pursuant to the Securities Purchase Agreement dated November 26, 1997.

         "Series B Preferred" means the Series B Convertible Preferred Stock, $.001 par value per share, of the Corporation, issued to the Eos I pursuant to the Securities Purchase Agreement dated October 14, 1998.

         "Series C Preferred" means the Series C Convertible Preferred Stock, $.001 par value per share, of the Corporation, issued to Los II pursuant to the Securities Purchase Agreement dated December 6, 1999.

         "Series D Preferred" means the Series D Convertible Preferred Stock, $.001 par value per share, of the Corporation, issued to Eos II pursuant to the Securities Purchase Agreement dated December 6, 1999.

         "Stockholders' Agreement" means the Amended and Restated Stockholders' Agreement, dated as of the date hereof, among the Corporation and certain of its stockholders, as the same may be amended, restated, supplemented or otherwise modified.

          Section 2. Required Registration. On any date after 180 days following
                     ---------------------
the Registration Date, if the Corporation shall be requested by the holders (other than Camelot Stockholders) of at least thirty percent (30%) (on a Common Stock equivalent basis) of the Restricted Shares then outstanding to effect the registration under the Securities Act of Registrable Shares, the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register; provided, however, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

                    (a) the Corporation shall not be obligated to use its best efforts to file and cause to become effective (i) more than two registration statements initiated pursuant to this Section 2 under which a substantial portion of the Registrable Shares requested to be included therein have been effectively sold thereunder, (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days or
          (iii) any registration statement initiated pursuant to this Section 2 unless such registration statement relates to

         Registrable Shares having a minimum aggregate offering price of $10,000,000 (based on the then current market price or fair value of the Common Stock);

                    (b) the Corporation may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request (i) the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or (ii) the Corporation reasonably determines that such registration and offering would interfere with any material transaction involving the Corporation, as approved by the Board of Directors, provided that the Corporation may only so delay the filing or effectiveness of a registration statement once pursuant to clause
          (i) above and once pursuant to clause (ii) above; and

                    (c) with respect to any registration pursuant to this
          Section 2, the Corporation shall give notice of such registration to the Investors who do not request registration hereunder and to the holders of all Other Shares which are entitled to registration rights and the Corporation may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                              (i) first, the Registrable Shares requested to be
                                  -----
                    included in such registration pursuant to the demand right above and the Registrable Securities (as defined in the Heller Warrant Purchase Agreements) requested to be included in such registration (or, if necessary, such Registrable Shares and Registrable Securities among the holders thereof based upon the number of Registrable Shares and Registrable Securities requested to be registered by each such holder);

                              (ii) second, the Primary Shares; and
                                   ------

                              (iii) third, the Other Shares that are entitled to
                                    -----
                    registration rights and any Registrable Shares held by the Camelot Stockholders and the Petra/Harbinger Stockholders that are entitled to registration rights (or, if necessary, such Registrable Shares and Other Shares pro rata among the holders thereof based upon the number of such Registrable Shares and Other Shares requested to be registered by each such holder).


                    (d) If the method of disposition requested by the holders, pursuant to this Section 2, is an underwritten public offering, the majority of the holders of Registrable Shares to be included therein shall have the right to designate the managing underwriter of such offering, which underwriter shall be a top 15 investment bank as rated by

          Securities Data Corp. at the time of the request.

                    (e) At any time before the registration statement covering such Registrable Shares becomes effective, the holders of a majority of such Registrable Shares, may request the Corporation to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, the material adverse effect of an event on the business, properties, condition, financial or otherwise, or operations of the Corporation, such holders shall have used one of their demand registration rights under this Section 2 and the Corporation shall no longer be obligated to register Registrable Shares pursuant to the exercise of such one registration right pursuant to this Section 2 unless the remaining holders shall pay to the Corporation the expenses incurred by the Corporation through the date of such request.


          Section 3. Piggyback Registration. If the Corporation at any time
                     ----------------------
proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the Investors of its intention to so register such Primary Shares or Other Shares and, upon the written request, delivered to the Corporation within 30 days after delivery of any such notice by the Corporation, of the Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                    (a) if the Corporation proposes to register Primary Shares:

                              (i) first, the Primary Shares; and
                                  -----

                              (ii) second, the Registrable Shares and Other
                                   ------
                    Shares requested to be included in such registration
                    (or, if necessary, such Registrable Shares and Other Shares pro rata among the holders thereof based upon the number of Registrable Shares and Other Shares requested to be registered by each such holder); or

                    (b) if the Corporation proposes to register Other Shares pursuant to a request for registration by the holders of such Other
          Shares:

                              (i) first, the Other Shares held by the parties
                                  -----
                    demanding such registration;

                              (ii) second, the Registrable Shares and Other
                                   ------
                    Shares (other than shares
                    registered pursuant to Section 3(b)(i) hereof) requested to be registered by the holders hereof (or, if necessary, pro rata among the holders thereof based on the number of Registrable Shares and Other Shares requested to be registered by such holders); and

                              (iii) third, the Primary Shares.
                                    -----

          Section 4. Registrations on Form S-3. Anything contained in Section 2
                     -------------------------
to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the holders of at least twenty-five percent (25%) of the Registrable Shares then outstanding, shall have the right to request in writing two registrations per twelve month period thereafter on Form S-3 or such successor form of Registrable Shares, which request or requests shall (i) specify `the number of Registrable Shares intended to be sold or disposed of and the holders thereof, (ii) state the intended method of disposition of such Registrable Shares and (iii) relate to Registrable Shares having anticipated net proceeds of at least $3,000,000. A requested registration on Form S-3 or any such successor form in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 4, be subject to Section 2.

          Section 5. Holdback Agreement. If the Corporation at any time shall
                     ------------------
register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4 hereof) for sale to the public, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3 or 4 hereof) without the prior written consent of the Corporation, for a period designated by the Corporation in writing to the Investors, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 90 days after the effective date of such registration statement. The Corporation' shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with this
Section 5 as if such person was an Investor hereunder.

          Section 6. Preparation and Filing. If and whenever the Corporation is
                     ----------------------
under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

                    (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

                    (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Investors (the "Investors' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                    (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                    (d) notify in writing the Investors' Counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                    (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investors reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investors; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board of Directors determines to be contrary to the best interests of the Corporation;

                    (f) furnish to the Investors holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Investors may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                    (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Investors holding such Registrable Shares to consummate the disposition of such Registrable Shares;

                    (h) notify the Investors holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 6, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investors, prepare and furnish to such Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact Or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                    (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Investors holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investors or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investors agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                    (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                    (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                    (l) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

                    (m) issue to any underwriter to which the Investors holding such Registrable Shares may sell shares in such offering, certificates evidencing such Registrable Shares;

                    (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

                    (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                    (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 6(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 6(h) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

          Section 7. Expenses. All expenses (other than underwriting discounts
                     --------
and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 7) incurred by the Corporation in complying with
Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and reasonable fees and expenses of the Investors' Counsel, shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

          Section 8. Indemnification.
                     ---------------

                    (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Investor, underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such Investor, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

                    (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 8) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

                    (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

                    (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the `one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Section 9. Underwriting Agreement. Notwithstanding the provisions of
                     ----------------------
Sections 5, 6, 7 and 8, to the extent that the Investors shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control; provided, however, that any such agreement to which the Corporation is not a party shall not be binding upon the Corporation.

          Section 10. Information by Holder. The Investors shall furnish to the
                      ---------------------
Corporation such written information regarding the Investors and the distribution proposed by the Investors as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          Section 11. Exchange Act Compliance. From the Registration Date or
                      -----------------------
such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the Investors in supplying such information as may be necessary for the Investors to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

          Section 12. No Conflict of Rights. The Corporation shall not, after
                      ---------------------
the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

          Section 13. Termination. This Agreement shall terminate and be of no
                      -----------
further force or effect when there, shall no longer be any Registrable Shares outstanding.



          Section 14. Successors and Assigns. This Agreement shall bind and
                      ----------------------
inure to the benefit of the Corporation and the Investors and, subject to
Section 15, the respective successors and assigns of the Corporation and the Investors.

          Section 15. Assignment. Each Investor may assign its rights hereunder
                      ----------
to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto.

          Section 16. Entire Agreement. This Agreement, the Securities Purchase
                      ----------------
Agreements, and the Stockholders' Agreement, and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement among the Investors and the Company with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

          Section 17. Notices. All notices, requests, consents and other
                      -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                    (i) if to the Corporation, to:

                        The Providence Service Corporation
                        620 North Craycroft
                        Tucson, AZ 85711
                        Telecopy:        (520) 745-1707
                        Attention:       Fletcher McCusker;

                                 with a copy to:

                        O'Sullivan LLP
                        30 Rockefeller Plaza
                        New York, New York 10112
                        Telecopy:        (212) 408-2420

                         Attention:       flan S. Nissan, Esq.; and

                    (ii) if to the Investors, to their respective addresses set forth on Schedule I hereto.

         All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

          Section 18. Modifications; Amendments; Waivers. The terms and
                      ----------------------------------
provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and Investors holding in excess of 50% or more of the Restricted Shares; provided, however, that (i) any such modification, amendment or waiver that would materially adversely affect the Petra/Harbinger Stockholders, as a class, or the Camelot Stockholders, as a class, without similarly affecting the rights hereunder of all Stockholders, shall not be effective without the prior written consent of 50% or more of the Restricted Shares held by the Petra/Harbinger Stockholders or Camelot Stockholders, as the case may be.

          Section 19. Counterparts; Facsimile Signatures. This Agreement may be
                      ----------------------------------
executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable.

          Section 20. Headings. The headings of the various sections of this
                      --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          Section 21. Governing Law. This Agreement shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                                   THE PROVIDENCE SERVICE
                                                         CORPORATION

                                              By:   /s/ Fletcher McCusker
                                                   ------------------------
                                                   Name:  Fletcher McCusker
                                                   Title: CEO

                                                EOS PARTNERS SBIC II, L.P.


                                                By: EOS SBIC GENERAL II, L.P.,
                                                    its General Partner

                                                By: EOS SBIC II, INC.,
                                                    its General Partner

                                                By:   /s/ Brian Young
                                                   ------------------------
                                                Name:    Brian Young
                                                Title:   Chairman


                                                EOS PARTNERS SBIC, L.P.

                                                By: EOS SBIC GENERAL, L.P.,
                                                    its General Partner

                                                By: EOS SBIC, INC.,
                                                    its General Partner

                                                By: /s/ Brian Young
                                                   ------------------------
                                                Name:   Brian Young
                                                Title:  Chairman


                                                PETRA MEZZANINE FUND, L.P.

                                                By:  PETRA PARTNERS, LLC,
                                                     its General Partner

                                                By: /s/ Joseph D. O'Brien, III
                                                   --------------------------
                                                Name:  Joseph D. O'Brien, III
                                                Title: Managing Member

                                HARBINGER MEZZANINE PARTNERS, L.P.

                                By: HARBINGER MEZZANINE GP, LLC,
                                    its General Partner


                                By: Harbinger Mezzanine Manager, Inc.,
                                    its Manager


                                By: /s/ Brent Ray
                                    ------------------------
                                    Name:  Brent Ray
                                    Title: Director


                                 /s/ Philip N. Bredesen and Andrea Conte, JTWROS
                                 -----------------------------------------------
                                     Philip N. Bredesen and Andrea Conte, JTWROS


                                 /s/ James Doramus
                                 ------------------------
                                     James V. Doramus


                                 GERINGER FAMILY TRUST
                                 u/a June 26, 1996


                                 /s/ Steven I. Geringer
                                 -------------------------
                                 Name:  Steven I. Geringer
                                 Title: Trustee


                                 /s/ Aleta A. Trauger
                                 ------------------------
                                     Aleta A. Trauger


                                 /s/ Lynn C. Chalache
                                 ------------------------
                                     Lynn C Chalache


                                 LAURA FLOWERS FAMILY TRUST
                                 Dated November 17, 1995

                                 /s/ Laura Flowers
                                 ------------------------
                                 Name:  Laura Flowers
                                 Title: Trustee

                                 JAMES E. SPICER FAMILY TRUST
                                 Dated November 23, 1987, as amended

                                 /s/ James E. Spicer
                                 ------------------------
                                 Name:  James E. Spicer
                                 Title: Trustee


                                 SHIRLEY J. SPICER FAMILY TRUST
                                 Dated November 23, 1987, as ended

                                 /s/ Shirley J. Spicer
                                 ------------------------
                                 Name:  Shirley J. Spicer
                                 Title: Trustee


                                 /s/ Jane B. Terrell
                                 ------------------------
                                 Jane B. Terrell



                                 /s/ Byron R. Trauger
                                 ------------------------
                                 Byron R. Trauger


                                 /s/ Jill MacAlister
                                 ------------------------
                                 Jill MacAlister


                                 /s/ Gregory K. McCullough
                                 -------------------------
                                 Gregory K. McCullough